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                                                              FORTIS
                                                              MONEY FUND
                                                              ANNUAL REPORT
                                                              SEPTEMBER 30, 1997

FORTIS MONEY FUND ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULE OF INVESTMENTS                                        2

STATEMENT OF ASSETS AND LIABILITIES                            4

STATEMENT OF OPERATIONS                                        4

STATEMENTS OF CHANGES IN NET ASSETS                            5

NOTES TO FINANCIAL STATEMENTS                                  6

INDEPENDENT AUDITORS' REPORT                                   8

BOARD OF DIRECTORS AND OFFICERS                                9

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

The letter from the portfolio manager and president provides a detailed analysis of the fund and financial markets. The pie chart shows a breakdown of the fund's assets by industry.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

                                      Photo

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 9/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Industrial                          2.3%
Brokerage and Investment            4.8%
Beverage                            5.0%
Food-Grocery                        5.8%
Utilities-Electric                  7.4%
Captive Auto Finance                9.7%
Diversified Finance                11.8%
Captive Equipment Finance          14.5%
Banks                              16.1%
Consumer Finance                   22.6%

DEAR SHAREHOLDER,

We are pleased to present the Fortis Money Fund annual report for the year ending September 30, 1997.

ECONOMIC REVIEW

The U.S. economy continues to forge ahead strongly, with gross domestic product growth for the year ending September 30, 1997 expected to be around 3.7 percent. Higher inflation, which generally follows a period of such a prolonged expansion, has not materialized. In fact, the Consumer Price Index has actually declined to a 2.3 percent rate as global competition, increased productivity and lower deficits have offset the inflationary effects of strong economic growth.

For the year ending September 30, 1997, the fund yielded 4.74 percent (Class A before sales charge). In a period of stable short-term rates, the yield has not changed from last year when the Fund's yield was also 4.74 percent (Class A before sales charge). The behavior of short-term rates over the past year can be summarized as two six-month periods of relatively stable rates separated by an upward shift in rates. This was the result of the Federal Reserve's decision to raise the Federal Funds rate 0.25 percent on March 25th. (The Federal Funds Rate is the interest rate charged by banks with excess reserves to banks that need the money to meet reserve requirements.)

During the past year, the Fund's average maturity has fluctuated between 35-60 days with most of the fluctuation occurring in the months prior to the Federal Funds rate hike. During February and March, we moved the average maturity from 55 days to 35 days as it became clear that the Fed would be raising rates in response to the accelerating economy. By the end of April, the economy began to show signs that it was slowing and we moved the target average maturity to 45 days, where it has remained for most of the past five months. Normally in a period of stable rates and an upward sloping yield curve, we would be inclined to keep the average maturity slightly longer. However, at this time we feel that the market is not adequately compensating investors for longer maturity investments, as the incremental yield pickup for three-month paper versus one-month paper is only 7 basis points (.07 percent).

OUTLOOK

Looking forward, we expect economic growth to moderate over the next six months. Although there has been little evidence of inflationary pressures to date, there is the possibility that wage pressures will ultimately cause inflation to rise slightly and that the Fed may respond by raising the Federal Funds Rate. Therefore we believe it is prudent to maintain the target average maturity of the fund near 45 days for the time being, awaiting further evidence on the inflation front.

IN CLOSING

We appreciate your investment with Fortis and look forward to serving your financial needs. If you have any questions, please call us or talk with your investment advisor.

Sincerely,

/s/ Dean C. Kopperud                 /s/ Howard G. Hudson
Dean C. Kopperud                     Howard G. Hudson
President                            Vice President

October 17, 1997

FORTIS MONEY FUND
Schedule of Investments

September 30, 1997

SHORT-TERM INVESTMENTS-100.06%

--------------------------------------------------------------------------------
                                                                                               Standard
                                                                                               & Poor's
    Principal                                                                   Maturity        Rating
     Amount                                                        Yield          Date        (Unaudited)      Value (a)
   -----------                                                   ---------    ------------   -------------   -------------
                 BANKS-16.12%
   $4,000,000    Banc One Funding Corp.(c)....................      5.67%        12/10/97             A1     $   3,956,989
    2,300,000    Banc One Funding Corp.(c)....................      5.63%        10/16/97             A1         2,294,729
    3,300,000    Deutsche Bank................................      5.66%        11/10/97            A1+         3,279,833
    3,000,000    Deutsche Bank................................      5.66%        12/11/97            A1+         2,967,458
       64,000    First Trust Money Market Variable Rate Time
                   Deposit....................................      5.47%        10/01/97            A1+            64,000
    1,000,000    First Union National Bank....................      5.65%        11/24/97             A1           991,765
    3,000,000    Norwest Corp.................................      5.65%        12/17/97            A1+         2,964,773
    4,000,000    Toronto-Dominion Holdings USA, Inc...........      5.55%        10/14/97            A1+         3,992,128
                                                                                                             -------------
                                                                                                                20,511,675
                                                                                                             -------------
                 BEVERAGE-5.03%
    1,500,000    Pepsico, Inc.................................      5.57%        10/03/97             A1         1,499,543
    4,900,000    Pepsico, Inc.................................      5.61%        10/03/97             A1         4,898,503
                                                                                                             -------------
                                                                                                                 6,398,046
                                                                                                             -------------
                 BROKERAGE AND INVESTMENT-4.76%
    1,800,000    Merrill Lynch & Co., Inc.....................      5.68%        10/30/97            A1+         1,791,996
    4,300,000    Merrill Lynch & Co., Inc.....................      5.66%        12/04/97            A1+         4,257,803
                                                                                                             -------------
                                                                                                                 6,049,799
                                                                                                             -------------
                 CAPTIVE AUTO FINANCE-9.70%
    4,000,000    Ford Motor Credit Corp.......................      5.67%        10/09/97             A1         3,995,102
    2,200,000    Ford Motor Credit Corp.......................      5.64%        11/26/97             A1         2,181,246
    2,000,000    General Motors Acceptance Corp...............      5.70%        11/10/97            P1*         1,987,733
    4,200,000    General Motors Acceptance Corp...............      5.90%        10/27/97            P1*         4,182,771
                                                                                                             -------------
                                                                                                                12,346,852
                                                                                                             -------------
                 CAPTIVE EQUIPMENT FINANCE-14.46%
    3,200,000    IBM Credit Corp..............................      5.63%        11/03/97             A1         3,183,925
    3,300,000    IBM Credit Corp..............................      5.65%        11/14/97             A1         3,277,817
    2,000,000    John Deere Capital Corp......................      5.65%        11/12/97             A1         1,987,213
    4,000,000    John Deere Capital Corp......................      5.64%        11/18/97             A1         3,970,720
    4,000,000    PACCAR Financial Corp........................      5.66%        11/07/97             A1         3,977,389
    2,000,000    PACCAR Financial Corp........................      5.77%        10/15/97             A1         2,000,160
                                                                                                             -------------
                                                                                                                18,397,224
                                                                                                             -------------
                 CONSUMER FINANCING-22.59%
    6,500,000    American Express Credit Corp.................      5.73%        10/28/97             A1         6,472,944
    2,000,000    American General Finance Corp................      5.64%        11/06/97            A1+         1,988,940
    2,000,000    American General Finance Corp................      5.65%        11/13/97            A1+         1,986,790
    3,400,000    Beneficial Corp..............................      5.59%        10/01/97             A1         3,400,000
    2,900,000    Beneficial Corp..............................      5.63%        10/10/97             A1         2,896,013
    5,600,000    Commercial Credit Corp.......................      5.65%        11/21/97             A1         5,556,287
    6,500,000    Household Finance Corp.......................      5.65%        11/24/97             A1         6,446,375
                                                                                                             -------------
                                                                                                                28,747,349
                                                                                                             -------------
                 DIVERSIFIED FINANCE-11.81%
    2,690,000    Associates Corp. Master Variable Rate Note...      5.45%        10/01/97            A1+         2,690,000
    6,000,000    CIT Group, Inc...............................      5.63%        11/05/97             A1         5,967,975
    3,500,000    General Electric Capital Corp................      5.63%        12/02/97            A1+         3,466,968
    2,900,000    General Electric Capital Corp................      5.68%        10/06/97             A1         2,897,777
                                                                                                             -------------
                                                                                                                15,022,720
                                                                                                             -------------
                 FOOD-GROCERY, MISCELLANEOUS-5.85%
    4,650,000    Kellogg Co...................................      5.43%        10/07/97            A1+         4,645,745
    2,800,000    Nestle Capital Corp..........................      5.58%        10/16/97            A1+         2,793,618
                                                                                                             -------------
                                                                                                                 7,439,363
                                                                                                             -------------

--------------------------------------------------------------------------------

                                                                                               Standard
                                                                                               & Poor's
    Principal                                                                   Maturity        Rating
     Amount                                                        Yield          Date        (Unaudited)      Value (a)
   -----------                                                   ---------    ------------   -------------   -------------
                 INDUSTRIAL-2.33%
   $3,000,000    Xerox Credit Corp............................      5.65%        12/08/97             A1     $   2,968,833
                                                                                                             -------------
                 UTILITIES-ELECTRIC-7.41%
    6,500,000    CSW Credit Corp..............................      5.67%        12/04/97            A1+         6,436,214
    3,000,000    Duke Power Co................................      5.58%        10/14/97            A1+         2,994,063
                                                                                                             -------------
                                                                                                                 9,430,277
                                                                                                             -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $127,312,138) (b)..........................                                               $ 127,312,138
                                                                                                             -------------
                                                                                                             -------------

     (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
     (b) Also represents cost for federal income tax purposes.
     (c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors.
     (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
      * Moody's Rating

FORTIS MONEY FUND

Statement of Assets and Liabilities

September 30, 1997

--------------------------------------------------------------------------------
ASSETS
  Short-term investments, as detailed in the accompanying schedule, at amortized cost (approximates market) (Note 1).........................................  $  127,312,138
  Cash on deposit with custodian................................................             830
  Receivables:
    Interest and dividends......................................................          26,341
  Deferred registration costs (Note 1)..........................................          38,777
                                                                                  --------------
TOTAL ASSETS....................................................................     127,378,086
                                                                                  --------------
LIABILITIES
  Cash portion of dividends payable.............................................          25,256
  Redemptions of capital stock..................................................           1,500
  Payable for investment advisory and management fees (Note 2)..................          63,839
  Payable for distribution fees (Note 2)........................................              60
  Accounts payable and accrued expenses.........................................          47,632
                                                                                  --------------
TOTAL LIABILITIES...............................................................         138,287
                                                                                  --------------
NET ASSETS
  Net proceeds of capital stock, par value $.01 per share- authorized
    50,000,000,000 shares.......................................................  $  127,239,799
                                                                                  --------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
  Class A shares (based on net assets of $126,546,920 and 126,546,920 shares
    outstanding)................................................................           $1.00
                                                                                  --------------
  Class B shares (based on net assets of $55,495 and 55,495 shares
    outstanding)................................................................           $1.00
                                                                                  --------------
  Class C shares (based on net assets of $10,219 and 10,219 shares
    outstanding)................................................................           $1.00
                                                                                  --------------
  Class H shares (based on net assets of $627,165 and 627,165 shares
    outstanding)................................................................           $1.00
                                                                                  --------------

FORTIS MONEY FUND

Statement of Operations

For the Year Ended September 30, 1997

--------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  Income
    Interest income.............................................................  $   7,123,452
                                                                                  --------------
  Expenses:
    Investment advisory and management fees (Note 2)............................        772,701
    Distribution fees (Class B) (Note 2)........................................            609
    Distribution fees (Class C) (Note 2)........................................             63
    Distribution fees (Class H) (Note 2)........................................          2,102
    Legal and auditing fees (Note 2)............................................         29,162
    Custodian fees..............................................................         22,880
    Shareholders' notices and reports...........................................         40,321
    Registration fees (Note 1)..................................................        113,538
    Directors' fees and expenses................................................         12,213
    Transfer agent expenses (Note 2)............................................        140,310
    Other.......................................................................          7,207
                                                                                  --------------
  Total expenses................................................................      1,141,106
                                                                                  --------------
NET INVESTMENT INCOME...........................................................      5,982,346
                                                                                  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $   5,982,346
                                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS MONEY FUND

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                                                                                      FOR THE          FOR THE
                                                                                    YEAR ENDED       YEAR ENDED
                                                                                   SEPTEMBER 30,    SEPTEMBER 30,
                                                                                       1997             1996
                                                                                  ---------------  ---------------
OPERATIONS
  Net investment income.........................................................  $     5,982,346  $     5,573,925
                                                                                  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.....................................................................       (5,968,459)      (5,567,690)
    Class B.....................................................................           (2,997)          (2,121)
    Class C.....................................................................             (320)          (1,212)
    Class H.....................................................................          (10,570)          (2,902)
                                                                                  ---------------  ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................................       (5,982,346)      (5,573,925)
                                                                                  ---------------  ---------------
CAPITAL STOCK TRANSACTIONS (AT CONSTANT $1.00 NET ASSET VALUE PER SHARE):
  Proceeds from sale of shares
    Class A.....................................................................      402,804,393      289,819,879
    Class B.....................................................................          338,532          528,590
    Class C.....................................................................           93,504          115,173
    Class H.....................................................................        1,439,348          382,158
  Proceeds from shares issued as a result of reinvested dividends
    Class A.....................................................................        5,416,791        5,017,020
    Class B.....................................................................            1,582            1,586
    Class C.....................................................................              161            1,139
    Class H.....................................................................            7,531            2,280
  Less cost of repurchase of shares
    Class A.....................................................................     (402,049,686)    (279,933,849)
    Class B.....................................................................         (312,470)        (502,325)
    Class C.....................................................................          (83,904)        (125,075)
    Class H.....................................................................         (880,123)        (445,978)
                                                                                  ---------------  ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..............................        6,775,659       14,860,598
                                                                                  ---------------  ---------------
TOTAL INCREASE IN NET ASSETS....................................................        6,775,659       14,860,598
NET ASSETS:
  Beginning of year.............................................................      120,464,140      105,603,542
                                                                                  ---------------  ---------------
  End of year...................................................................  $   127,239,799  $   120,464,140
                                                                                  ---------------  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS MONEY FUND

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The fund is a diversified series of Fortis Money Portfolios, Inc., an open-end management investment company. The primary investment objective of the fund is maximum current income to the extent consistent with stability of principal. The Articles of Incorporation of Fortis Money Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future.

   The fund offers Class A, Class B, Class C and Class H shares. The fund began to issue multiple class shares effective November 14, 1994. Class B and H shares may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares may be subject to a contingent deferred sales charge for one year. Class A shares of the Fund will be offered to investors generally, while Class B, C and H will be available only for exchange from the corresponding class of any other fund. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   SECURITY VALUATION: Pursuant to Rule 2a-7 under the Investment Company Act of 1940, investments are valued at amortized cost which assumes a constant amortization to maturity of discount or premium. The use of this method results in a constant net asset value of $1.00.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Interest income including amortization of premium and discount, is recorded on the accrual basis. For the year ended September 30, 1997, the cost of purchases and proceeds from sales of short-term securities aggregated $767,997,963 and $761,203,741 respectively.

   INCOME TAXES: The fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME DISTRIBUTIONS: It is the policy of the fund to declare a distribution of all its net investment income each day the New York Stock Exchange is open, to shareholders of record the previous day, to be paid on the last business day of each month.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc. is the investment adviser for the fund. Investment advisory and management fees are computed at an annual rate of .6% of the first $500 million of average daily net assets and .55% of average daily net assets in excess of $500 million.

   Pursuant to a plan adopted under Rule 12b-1 of the Investment Company Act of 1940, Fortis Advisers uses .2% of its advisory and management fee to pay for distribution expenses. Classes B, C and H pay Fortis Investors, Inc. (the fund's principal underwriter) additional distribution fees equal to .8% of average daily net assets (of the respective classes) on an annual basis. Fortis Investors, Inc. also received sales charges (paid by redeemers of the funds' shares) aggregating $4,407 for Class B, $100 for Class C and $3,421 for Class H.

   The fund also reimburses Fortis Advisers, Inc. for direct transfer agent expenses such as postage.

   Legal fees and expenses aggregating $10,936 for the year ended September 30, 1997 were paid to a law firm of which the secretary of the fund is a partner.

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                               Class A
                                      ---------------------------------------------------------
                                                  For the Year Ended September 30,
                                      ---------------------------------------------------------
                                        1997        1996        1995        1994        1993
-----------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                      ---------   ---------   ---------   ---------   ---------
Operations:
  Investment income - net...........        .05         .05         .05         .03         .02
                                      ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From investment income - net......       (.05)       (.05)       (.05)       (.03)       (.02)
                                      ---------   ---------   ---------   ---------   ---------
Net asset value, end of period......  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                      ---------   ---------   ---------   ---------   ---------
Total return @......................       4.74%       4.74%       5.03%       2.92%       2.36%
Net assets end of period (000s
  omitted)..........................  $ 126,547   $ 120,375   $ 105,472   $ 105,659   $  94,399
Ratio of expenses to average daily
  net assets........................        .88%        .91%        .91%        .88%        .93%
Ratio of net investment income to
  average daily net assets..........       4.64%       4.67%       4.91%       2.92%       2.34%

                                           Class B                  Class C                       Class H
                                      -----------------   ---------------------------   ---------------------------
                                                            For the Year Ended September 30,
                                      -----------------------------------------------------------------------------
                                       1997      1996+     1997      1996     1995**     1997      1996     1995***
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................  $  1.00   $ 1.00    $  1.00   $  1.00   $ 1.00    $  1.00   $  1.00   $ 1.00
                                      -------   -------   -------   -------   -------   -------   -------   -------
Operations:
  Investment income - net...........      .04      .04        .04       .05      .01        .04       .04      .02
                                      -------   -------   -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net......     (.04)    (.04)      (.04)     (.05)    (.01)      (.04)     (.04)    (.02)
                                      -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of period......  $  1.00   $ 1.00    $  1.00   $  1.00   $ 1.00    $  1.00   $  1.00   $ 1.00
                                      -------   -------   -------   -------   -------   -------   -------   -------
Total return @......................     3.97%    4.11%      4.45%     4.97%    1.33%      4.06%     4.04%    2.52%
Net assets end of period (000s
  omitted)..........................  $    55   $   28    $    10   $     1   $    9    $   627   $    60   $  122
Ratio of expenses to average daily
  net assets........................     1.68%    1.71%*     1.68%     1.46%(a)   1.71%*    1.68%    1.71%    1.71%*
Ratio of net investment income to
  average daily net assets..........     3.94%    3.99%*     3.98%     4.33%(a)   4.46%*    4.02%    4.03%    4.43%*

*      Annualized
** For the period from June 14, 1995 (date of first investment) to September 30, 1995.
*** For the period from March 16, 1995 (date of first investment) to September 30, 1995.
@ These are the portfolio's total returns during the periods, including reinvestment of all distributions.
+ For the period from October 9, 1995 (date of first investment) to September 30, 1996.
(a) Advisers has reimbured expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. For the year ending September 30, 1996, had the reimbursement not been made, ratios of expenses and net investment income to average daily net assets would have been 1.71% and 4.08% respectively, for Class C.

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders

Fortis Money Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Fortis Money Fund (a series of Fortis Money Portfolios, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Money Fund as of September 30, 1997 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights presented for each of the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

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FORTIS FINANCIAL GROUP

Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

FFG includes Fortis Advisers, Inc., an established money manager, as well as Fortis Investors, Inc., a broker dealer with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by Fortis Benefits Insurance Company and Time Insurance Company.


                                                                         [PHOTO]

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.



- FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR FORTIS AT
  (800) 800-2638.
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                                                                 ---------------
[LOGO]                                                              Bulk Rate
                                                                  U.S. Postage
FORTIS FINANCIAL GROUP                                                PAID
P.O. BOX 64284                                                   Permit No. 3794
ST. PAUL, MN 55164                                               Minneapolis, MN
                                                                 ---------------

FORTIS MONEY FUND

- Printed on recycled paper with
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[LOGO]-Registered Trademark- and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

95221 (11/97)